SCHEDULE 14C INFORMATION STATEMENT
                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934


[X] Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[X]  Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Information Statement

                              Dr. Protein.com, Inc.
--------------------------------------------------------------------------------

                        Commission File Number: 000-33487

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:____________________________________________
2) Aggregate number of securities to which transaction applies:_____________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ___________________________________________________
4)       Proposed maximum aggregate value of transaction:_________
5)       Total fee paid:_______________________________________

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount Previously Paid:______________________________
2)       Form, Schedule or Registration Statement No.:____________
3)       Filing Party:________________________________________
4)       Date Filed:_________________________________________

                              Dr. Protein.com, Inc.
                                336 Plaza Estival
                         San Clemente, California 92672

                            NOTICE OF ACTION TAKEN BY
                           WRITTEN CONSENT OF MAJORITY
                                  SHAREHOLDERS

DEAR SHAREHOLDERS:

    We are writing to advise you that Dr. Protein.com, Inc. will change its name to Pacific Technology, Inc. The name change was approved on February 14, 2003, by unanimous approval of our Board of Directors. In addition, Michelle Mirrotto, our President, Secretary and director and our majority shareholder, approved the name change by written consent in lieu of a meeting on February 14, 2003, in accordance with the relevant sections of Delaware General Corporation Law. The name change will not be effective until we amend our Certificate of Incorporation by filing a Certificate of Amendment to our Certificate of Incorporation with the Delaware Secretary of State. We intend to file the Certificate of Amendment ten days after this information statement is first mailed to our shareholders.

    Our purpose in changing our name to Pacific Technology, Inc. reflects the fact that we anticipate that we will enter into an agreement with Pacific Technology, Inc., a Nevada corporation ("PTI") to acquire PTI as our wholly-owned subsidiary. We believe that the acquisition of PTI will increase our profitability and the total value of the corporation to our investors.

    No action is required by you. The accompanying information statement is furnished only to inform our shareholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Act of 1934. This information statement is being mailed to you on or about February 25, 2003.

    WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


  By order of the Board of Directors,

  /s/Michelle Mirrotto
  Michelle Mirrotto
  PRESIDENT

San Clemente, California
February 14, 2003

                              Dr. Protein.com, Inc.
                                336 Plaza Estival
                         San Clemente, California 92672


                         INFORMATION STATEMENT REGARDING
                       ACTION TAKEN BY WRITTEN CONSENT OF
                            MAJORITY OF SHAREHOLDERS


We are furnishing this shareholder information statement to you to provide you with information and a description of an action taken by written consent of our majority shareholder, on February 14, 2003, in accordance with the relevant Sections of the Delaware General Corporation Law. This action was taken by Michelle Mirrotto, our President, Secretary and director and our majority shareholder, who owns in excess of the required majority of our outstanding common stock necessary for the adoption of the action.

    WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

    This information statement is being mailed on or about February 25, 2003 to shareholders of record on February 14, 2003. The information statement is being delivered only to inform you of the corporate action described herein before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934.

GENERAL

    On February 14, 2003, our Board of Directors unanimously approved, subject to shareholder approval, an amendment to our Certificate of Incorporation to change our corporate name to "Pacific Technology, Inc. On February 14, 2003, Michelle Mirrotto, our President, Secretary and director, who owns in excess of the required majority of our outstanding common stock necessary for the adoption of the action, approved the name change by action taken by written consent. The full text of the proposed amendment to the Certificate of Incorporation is attached hereto as Exhibit A.

PURPOSE OF CHANGE IN NAME OF THE CORPORATION

    Our Board of Directors believes it is desirable to change the name of the Company to "Pacific Technology, Inc." Our purpose in changing our name to Pacific Technology, Inc. reflects the fact that we anticipate that we will enter into an agreement with Pacific Technology, Inc., a Nevada corporation ("PTI") to acquire PTI as our wholly-owned subsidiary. We believe that the acquisition of PTI will increase our profitability and the total value of the corporation to our investors.

PROCEDURE FOR APPROVAL OF NAME CHANGE; VOTE REQUIRED

    The Delaware General Corporation Law requires that, in order for us to amend our Certificate of Incorporation, such amendment must be approved by our Board of Directors and approved by a majority of the outstanding shares entitled to vote. The Delaware General Corporation Law also provides that any action which February be taken at a meeting of the shareholders February be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of a majority of the outstanding shares entitled to vote.

    On February 14, 2003, the record date for determination of the shareholders entitled to receive this Information Statement, there were 8,895,000 shares of common stock outstanding. The holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our shareholders. We needed the affirmative vote of at least a majority of the outstanding shares of our common stock to approve the name change. Our Board, by its unanimous written consent, adopted resolutions approving an amendment to our Certificate of Incorporation to effect the name change. By action of written consent, dated February 14, 2003, Michelle Mirrotto, our President, Secretary and director, who owns 5,000,000 shares, or 56.2% of the issued and outstanding shares of our common stock, approved the name change.

EFFECTIVE DATE OF AMENDMENT

    The amendment to our Certificate of Incorporation will become effective upon the filing with the Delaware Secretary of State of a Certificate of Amendment to our Certificate of Incorporation, attached hereto as Exhibit A. We intend to file the Certificate of Amendment ten days after this Information Statement is first mailed to shareholders.

EFFECT ON CERTIFICATES EVIDENCING SHARES OF DR. PROTEIN.COM, INC. STOCK

     The change in the name of Dr. Protein.com, Inc. will be reflected in its stock records by book-entry in Dr. Protein.com, Inc.'s records. For those shareholders that hold physical certificates, please do not destroy or send to Dr. Protein.com, Inc. your common stock certificates. Those certificates will remain valid for the number of shares shown thereon, and should be carefully preserved by you.

DISSENTER'S RIGHTS

    The Delaware General Corporation Law does not provide for dissenters' right of appraisal in connection with the name change.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

    No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed name change, which is not shared by all other shareholders of Dr. Protein.com, Inc.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information regarding the beneficial ownership of the shares of our common stock as of February 14, 2003, except as noted in the footnotes below, by:

- Each person who we know to be the beneficial owner of 5% or more of our outstanding common stock;

-        Each of our executive officers;

-        Each of our directors; and

-        All of our executive officers and directors as a group.

    Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or become exercisable within 60 days of February 14, 2003, are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. As of February 14, 2003, 8,895,000 shares of our common stock were issued and outstanding. Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the shareholder's name, subject to community property laws, where applicable. The address of each shareholder is listed in the table

================ =================================== =============================== ======================
Title of Class   Name of Beneficial Owner              Amount of Beneficial Owner       Percent of Class
---------------- ----------------------------------- ------------------------------- ----------------------
Common Stock     Michelle Mirrotto(1)                 5,600,000 shares, president,           62.9%
                 336 Plaza Estival                        secretary, director
                 San Clemente, CA 92672
---------------- ----------------------------------- ------------------------------- ----------------------
Common Stock     Ryan A. Neely(1)
                 336 Plaza Estival                          5,600,000 shares                 62.9%
                 San Clemente, CA 92672
---------------- ----------------------------------- ------------------------------- ----------------------
Common Stock     All directors and named executive
                 officers as a group                        5,600,000 shares                 62.9%
================ =================================== =============================== ======================

(1)Michelle Mirrotto, who owns 5,000,000 shares, is the spouse of Ryan A. Neely, who owns 600,000 shares. Therefore, each beneficially owns 5,600,000 shares of common stock.

                                    Exhibit A

                            CERTIFICATE OF AMENDMENT
                       TO CERTIFICATE OF INCORPORATION OF
                           DR. PROTEIN.COM, INC. INC.,
                             a Delaware corporation

         Pursuant to the provisions of the Delaware General Corporation Law, Dr. Protein.com, Inc., a Delaware corporation, adopts the following amendment to its Certificate of Incorporation.

         1. The undersigned hereby certifies that on the 14th day of February, 2003, acting by written consent without a meeting, in accordance with the provisions of Section 242 of the Delaware General Corporation Law and Section 11 of Article II of the Bylaws of this Corporation, the Board of Directors approved, consented to, affirmed, and adopted the following resolution:

         BE IT RESOLVED, that the Secretary of the corporation is hereby ordered and directed to obtain at least a majority of the voting power of the outstanding stock of the corporation for the following purpose:

         To amend Article I of the corporation's Certificate of Incorporation to provide that the name of the corporation shall be changed from Dr. Protein.com, Inc. to Pacific Technology, Inc.


         2. Pursuant to the provisions of the Delaware General Corporation Law, at least a majority of Dr. Protein.com, Inc.'s shares entitled to vote, voted in favor of the adoption of the Amendment to Article I of the Certificate of Incorporation as follows:

             Article 1. The name of this corporation is Pacific Technology, Inc.

         In witness whereof, the undersigned being the President and Secretary of Dr. Protein.com, Inc., a Delaware corporation, hereunto affix their signatures this ___ day of __________, 2003.

                                         Dr. Protein.com, Inc.


                                By:
                                         --------------------------------------
                                         Michelle Mirrotto, President

                                By:
                                         --------------------------------------
                                         Michelle Mirrotto, Secretary